SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Funds, Inc. - Class B and Class Y Shares

The following information replaces the disclosure regarding High Income Fund's investment in non-dividend-paying common stocks in the section entitled "About the Investment Principles of the Funds":

     The Fund does not anticipate investing more than 10% of its total assets in non-dividend-paying common stocks.

To be attached to the cover page of the Class B and Class Y Prospectuses of Waddell & Reed Funds, Inc. dated January 31, 1998.

This Supplement is dated February 28, 1998.

WRS3000GO